FI R ST G UA R A N TY B A N CS H A R ES , I N C. Po st O ffi ce B ox 2 00 9 H am m on d, L ou is ia na 7 04 04 -2 00 9 PR ES O R TE D FI R ST -C LA SS M A IL U. S. P O ST AG E PA ID B AT O N R O UG E, L A PE R M IT N O . 9 84 FIRST GUARANTY BANCSHARES, INC. 2nd Quarter Report fgb.net | 2024 At A Glance (unaudited) Total Assets $3.6 Billion Deposits $3.0 Billion Locations 35 ATMs 50 $7.2 Million 2Q 2024 Earnings $9.5 Million YTD2024 Earnings 124 Consecutive dividends paid and counting 90 Years in Banking Total Loans $2.8 Billion Member FDIC Have Questions? Vanessa Drew | InvestorRelations@fgb.net NASDAQ Symbol: FGBI We’re Social:

Consolidated Balance Sheets (in thousands, except share data) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Six-Months Ended June 30, 2024 2023 (unaudited) Interest Income: Loans (including fees) $ 94,470 934,87 $ Deposits with other banks 7,102 1,822 Securities (including FHLB stock) 4,987 4,807 Total Interest Income 106,559 85,068 Interest Expense: Demand deposits 34,035 28,085 Savings deposits 2,554 1,417 Time deposits 20,018 8,800 Borrowings 6,789 3,552 Total Interest Expense 63,396 41,854 Net Interest Income 43,163 43,214 Less: Provision for credit losses 9,109 862 Net Interest Income after Provision for Credit Losses 34,054 42,352 Noninterest Income: Service charges, commissions and fees 1,528 1,603 ATM and debit card fees 1,568 1,653 Net gains (losses) on securities - - Net (losses) gains on sale of loans 10 12 Net (losses) gains on sale of assets 13,213 18 Other 1,515 2,230 Total Noninterest Income 17,834 5,516 Total Business Revenue, Net of Provision for Loan Losses 51,888 47,868 Noninterest Expense: Salaries and employee benefits 20,340 19,936 Occupancy and equipment expense 4,818 4,421 Other 14,385 15,544 Total Noninterest Expense 39,543 39,901 Income Before Income Taxes 12,345 7,967 Less: Provision for income taxes 2,834 1,823 Net Income 9,511 6,144 Less: Preferred stock dividends 1,164 1,164 Income Available to Common Shareholders $8,347 $4,980 Per Common Share: Earnings $0.67 $0.46 Cash dividends paid $0.32 $0.32 Book Value Per Common Share1 $17.76 $18.00 Weighted Average Common Shares Outstanding 12,497,313 10,815,454 Return on Average Assets 0.54% 0.39% Return on Average Common Equity 7.66% 4.99% Assets Cash and cash equivalents: Cash and due from banks $298,574 $145,773 Federal funds sold 392 455 Cash and cash equivalents 298,966 146,228 Investment securities: Available for sale, at fair value 37,403 80,153 Held to maturity, at cost and net of allowance for credit losses of $80 and $100 (estimated fair value of $251,247 and $250,008 respectively) 321,164 320,523 Investment securities 358,567 400,676 Federal Home Loan Bank stock, at cost 12,204 7,901 Loans held for sale - - Loans, net of unearned income 2,833,350 2,590,666 Less: allowance for credit losses 30,287 31,861 Net loans 2,803,063 2,558,805 Premises and equipment, net 69,439 60,849 Goodwill 12,900 12,900 Intangible assets, net 3,881 4,583 Other real estate, net 1,032 1,273 Accrued interest receivable 18,137 15,099 Other assets 37,382 27,732 Total Assets $3,615,571 $3,236,046 Liabilities and Shareholders’ Equity Deposits: Noninterest-bearing demand 407,607 466,172 Interest-bearing demand 1,502,703 1,448,492 Savings 234,306 222,296 Time 898,835 630,459 Total deposits 3,043,451 2,767,419 Short-term advances from Federal Home Loan Bank 60,000 30,000 Short-term borrowings - 000,02 Repurchase agreements 6,971 7,409 Accrued interest payable 12,991 6,996 Long-term advances from Federal Home Loan Bank 155,000 120,000 Senior long-term debt 17,156 20,305 Junior subordinated debentures 44,715 15,000 Other liabilities 20,143 10,060 Total Liabilities 3,360,427 2,997,189 Shareholders’ Equity Preferred Stock, Series A - $1,000 par value 100,000 shares authorized; non-cumulative perpetual; 34,500 issued and outstanding 33,058 33,058 Common stock - $1 par value 100,600,000 shares authorized; 12,504,717 and 11,431,083 shares issued and outstanding 12,505 11,431 Surplus 149,389 139,379 Retained earnings 72,317 69,887 Accumulated other comprehensive (loss) income (12,125) (14,898) Total Shareholders’ Equity 255,144 238,857 Total Liabilities & Shareholders’ Equity $3,615,571 $3,236,046 Three-Months Ended June 30, 2024 2023 (unaudited) Interest Income: Loans (including fees) $47,552 $40,290 Deposits with other banks 3,626 1,071 Securities (including FHLB stock) 2,473 2,420 Total Interest Income 53,651 43,781 Interest Expense: Demand deposits 17,059 15,036 Savings deposits 1,327 838 Time deposits 10,446 5,224 Borrowings 3,577 1,770 Total Interest Expense 32,409 22,868 Net Interest Income 21,242 20,913 Less: Provision for credit losses 6,805 548 Net Interest Income after Provision for Credit Losses 14,437 20,365 Noninterest Income: Service charges, commissions and fees 795 818 ATM and debit card fees 804 828 Net (losses) gains on securities - - Net (losses) gains on sale of loans 10 - Net (losses) gains on sale of assets 13,207 7 Other 710 1,159 Total Noninterest Income 15,526 2,812 Total Business Revenue, Net of Provision for Loan Losses 29,963 23,177 Noninterest Expense: Salaries and employee benefits 10,440 9,932 Occupancy and equipment expense 2,547 2,219 Other 7,622 7,584 Total Noninterest Expense 20,609 19,735 Income Before Income Taxes 9,354 3,442 Less: Provision for income taxes 2,153 766 Net Income 7,201 2,676 Less: Preferred stock dividends 582 285 Income Available to Common Shareholders $6,619 $2,094 Per Common Share: Earnings $0.53 $0.19 Cash dividends paid $0.16 $0.16 Weighted Average Common Shares Outstanding 12,504,717 10,913,029 Return on Average Assets 0.81% 0.34% Return on Average Common Equity 12.16% 4.19% June 30, 2024 2023 (unaudited)